                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Huntington Bancshares Incorporated (the "Company") on Form 10-K/A for the year ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas E. Hoaglin, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         A signed original of this written statement required by Section 906 has been provided to Huntington Bancshares Incorporated and will be retained by Huntington Bancshares Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.



                              /s/  Thomas E. Hoaglin
                          -----------------------------------------------------
                                   Thomas E. Hoaglin
                                   Chief Executive Officer
                                   May 20, 2003